UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)       June 30, 2014

    INNOVATIVE PRODUCT OPPORTUNITIES, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                 333-167667               42-1770123
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)         Identification)

                      33 Davies Ave, Level 1 Toronto, Ontario  Canada  M4M 2A9
                       (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code   (347) 789-7131

      8400 Edinger Avenue Suite 202R Huntington Beach, California      92647
      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Effective as of June 30, 2014 Nadav Elituv, current President of Innovative Product Opportunities Inc. (the 'Company') will assume the position of Chief Executive Officer and Director and Doug Clark will step down from his role as the Chief Executive Officer and Director. Mr. Clark will continue to be available as a consultant to assist with management transition.
Mr. Elituv has been serving as President of the Company since May 07, 2014, and, prior to joining the Company, worked with several businesses for over 10 years in executive leadership positions in marketing, sales and business development.

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Exhibit
Number  Description

17.1     Resignation notice of Doug Clark dated June 30, 2014 (filed herewith)

                                SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       Innovative Product Opportunities, Inc.
                                                       (Registrant)

Date:  June 30, 2014                                 /s/Nadav Elituv
                                                --------------------
                                                       (Signature)
                                                Name: Nadav Elituv
                                             Title: Chief Executive Officer


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